May 2018

Forward Looking Statements and Non-GAAP Measures In keeping with the SEC's "Safe Harbor" guidelines, certain statements made during this presentation could be considered forward-looking and subject to certain risks and uncertainties that could cause results to differ materially from those projected. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, our business and investment strategy, our understanding of our competition, current market trends and opportunities, projected operating results, and projected capital expenditures. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy, and the degree and nature of our competition. These and other risk factors are more fully discussed in the company's filings with the Securities and Exchange Commission. EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price or debt amount. A capitalization rate is determined by dividing the property's net operating income by the purchase price. Net operating income is the property's funds from operations minus a capital expense reserve of either 4% or 5% of gross revenues. Hotel EBITDA flow-through is the change in Hotel EBITDA divided by the change in total revenues. EBITDA, FFO, AFFO, CAD and other terms are non-GAAP measures, reconciliations of which have been provided in prior earnings releases and filings with the SEC or in the appendix to this presentation. This overview is for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy or sell, any securities of Ashford Hospitality Trust, Inc. or any of its respective affiliates, and may not be relied upon in connection with the purchase or sale of any such security. 2

Overview Opportunistic platform focused on upper upscale, full-service hotels Valuation Disciplined capital Hilton, Embassy Suites, Parsippany, NJ opportunity management Walnut Creek, CA Value added Targets debt levels asset of 55-60% net management debt/gross assets Targets cash level Attractive Le Pavillon of 25-30% of total dividend yield New Orleans, LA equity market cap Highest insider ownership Ritz-Carlton, Atlanta, GA 3

Management Team DOUGLAS A. KESSLER DERIC S. EUBANKS, CFA JEREMY J. WELTER Chief Executive Officer & Chief Financial Officer Chief Operating Officer President . 33 years of real estate & . 18 years of hospitality experience . 13 years of hospitality experience hospitality experience . 15 years with Ashford . 8 years with Ashford (5 years with Ashford predecessor) . 15 years with Ashford . 3 years with ClubCorp . 10 years with Goldman Sachs . 5 years with Stephens Investment . CFA charterholder Bank . Stanford BA, MBA . Southern Methodist University BBA . Oklahoma State University BS MARK L. NUNNELEY J. ROBISON HAYS Chief Accounting Officer Chief Strategy Officer . 33 years of hospitality experience . 13 years of hospitality experience . 15 years with Ashford (18 years . 13 years with Ashford with Ashford predecessor) . 3 years of M&A experience at . Pepperdine University BS, Dresser Inc. & Merrill Lynch University of Houston MS, CPA . Princeton University AB 4

Portfolio Overview TOP TEN METRO AREAS(2),(3) TTM Q1 2018 % of 119 24,922 EBITDA Total Washington DC $43,566 9.4% San Fran/Oakland, CA $35,149 7.6% Hotels(1) Rooms(1) Los Angeles, CA $33,899 7.3% New York/New Jersey $31,304 6.7% DFW, TX $26,542 5.7% Boston, MA $25,753 5.5% Atlanta, GA $25,550 5.5% 31 $5.7B $124 Nashville, TN $23,876 5.1% Minn./St. Paul, MN $15,622 3.4% Miami, FL $13,031 2.8% (1) (1) (1),(2) States Gross Assets RevPAR Other Areas $190,723 41.0% Total $465,015 100.0% PORTFOLIO BY HOTEL EBITDA(1) Brand Property Manager MSA Chain Scale IHG Independent Interstate Upper Independent Hyatt Luxury 2% 6% <1% Midscale 6% 4% 5% 3% Other 10% Marriott Upscale 31% Top 50 32% Hilton 17% 30% Marriott Remington 58% 60% Top 25 Upper Upscale 73% 54% Hilton 6% Hyatt 3% (1) As of March 31, 2018, net rooms, excludes WorldQuest (2) TTM as of March 31, 2018 5 (3) Hotel EBITDA in thousands Note: the Company recently sold SpringHill Suites Centreville and Residence Inn Tampa

Geographically Diverse Las Vegas – 1.8% Dallas / Ft. Worth – 5.7% Minneapolis – 3.4% Indianapolis – 2.3% Boston – 5.5% New York – 6.7% Portland – 2.0% Philadelphia – 1.7% San Francisco – 7.6% Washington D.C. – 9.4% Los Angeles – 7.3% Nashville – 5.1% Atlanta – 5.5% San Diego – 1.6% Savannah – 2.6% Phoenix – 1.5% Austin – 2.8% Jacksonville – 2.4% Orlando – 2.2% <1% Houston – 2.7% Tampa – 2.7% Key West – 1.5% Miami – 2.8% Notes: 1.) Percent of total portfolio TTM Hotel EBITDA for the 119 properties owned as of March 31, 2018 2.) The company recently sold SpringHill Suites Centreville, and Residence Inn Tampa 6

High Quality


W Atlanta Downtown
Atlanta, GA


Marriott Beverly Hills
Beverly Hills, CA


Crowne Plaza La Concha
Key West, FL


Le Pavillon
New Orleans, LA


One Ocean
Jacksonville, FL


Le Meridien Minneapolis
Minneapolis, MN
MARIN


W Minneapolis
Minneapolis, MN


The Silversmith
Chicago, IL


Hyatt Coral Gables
Coral Gables, FL


The Churchill
Washington, D.C.


Renaissance Nashville
Nashville, TN


Hyatt Savannah
Savannah, GA

ASHFORD
HOSPITALITY TRUST

7

Full-Service Rationale ESTIMATED CAP RATES VALUE-ADD OPPORTUNITIES 6.5% 8.5+% 39% Franchised Upper Upscale Rooms as a % of HIGHER TRANSACTION ACTIVITY(2) Total Upper Upscale Chain Scale Segment(1) Full-Service (Luxury) $ 2.5B Limited 10% Service $10.5B 43% Full-Service (Non-Luxury)… W Atlanta Downtown Atlanta, GA Limited Service Full Service (Non-Luxury) Full Service (Luxury) (1) Estimate based upon MAR, HLT, H, and IHG branded rooms (2) 2017 Hotel Transactions from Real Capital Analytics 8

Financially Calibrated Sales

Ashford Trust Hotel Sales 2015 - 2018

PROPERTIES SOLD
Hampton Inn Terre Haute
Courtyard Marriott Village LBV
SpringHill Suites Marriott Village LBV
Fairfield Inn Marriott Village LBV
Residence Inn Atlanta Buckhead
Courtyard Edison
Hampton Inn & Suites Gainesville
SpringHill Suites Gaithersburg
Residence Inn Palm Desert
Courtyard Palm Desert
Renaissance Portsmouth
Embassy Suites Syracuse
Crowne Plaza Atlanta Ravinia
SpringHill Suites Richmond Glen Allen
SpringHill Suites Centreville
Residence Inn Tampa

SALES OF MAINLY SELECT-SERVICE PROPERTIES

Sales Proceeds	**$375 million**

REMOVAL OF LOWER REVPAR HOTELS

TTM Avg. RevPAR	**$80**

TRANSACTIONS AT FAVORABLE CAP RATES

TTM Avg. Cap Rate	**8.1%**
All-in Basis Cap Rate(1)	**6.9%**

ASHFORD HOSPITALITY TRUST

(1) Based on expected capex to be invested by the buyer

9

Disciplined Capital Management Track record of increasing shareholder returns by capitalizing upon cyclical changes and advantageous pricing situations COMMON SHARE BUYBACKS $1,400 73.6M 50% $3.28 Of Outstanding Average Financial Crisis Shares $1,200 Shares Buyback $200 RECENT PREFERRED EQUITY ACTIVITY $1,000 2016 2017 $800 $400 9.0%  7.4% 8.5%  7.5% Old Coupon New Coupon Old Coupon New Coupon $600 $18 (In millions $) (Inmillions $400 $116 $218 $574 $73 $200 $65 $305 $10 $11 $76 $112 $52 $275 $218 $230 $170 $45 $147 $68 $97 $81 $72 $90 $89 $112 $0 $17 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Common Raises Common Buybacks Preferred Raises Preferred Buybacks / Redemptions 10

Leverage Target Non-recourse, property level mortgage Leverage policy consistent since IPO debt $6,000 70% 64.9% 61.2% 61.9% 62.3% 65% $5,000 59.6% 58.7% 59.1% 58.5% 58.3% 60% 56.1% 56.4% 55.5% 55.7% 55% $4,000 49.2% 50% $3,000 42.4% 45% (In millions $) (In millions 40% $2,000 35% 30% $1,000 25% $0 20% 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Q1 Gross Assets(1)Net Debt (1) Net Debt / Gross Assets (1) Based on public filings; adjusted for unconsolidated Highland JV from 2011 – 2014 Note: Gross Assets and Net Debt adjusted for cash & cash equivalents and other liquid cash-like items as reported 11

Cash Target FINANCIAL CRISIS CURRENT CYCLE Positioned to buy back approximately 50% of Ample flexibility to execute opportunistic growth outstanding common shares for about $240 million and maintain hedge against an economic leading to outsized total shareholder returns downturn FINANCIAL CRISIS CURRENT CYCLE $1,400 80% 75% $1,200 70% 60% $1,000 47% 50% 37% $800 40% 40% 28% $600 (In millions $) (In millions 28% 28% 30% 24% 24% 23% 22% $400 20% 9% 10% 9% $200 10% $0 0% 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Q1 (2) Avg Cash(1) Avg Equity Market Cap Cash / Equity Market Cap (1) Based on public filings; adjusted for unconsolidated Highland JV from 2011 - 2014 (2) Source: Bloomberg 12

Net Working Capital Net Working Capital(1) Cash & Cash Equivalents $277.6 Restricted Cash 137.2 Investment in Securities 36.0 Accounts Receivable, net 54.6 Prepaid Expenses 29.3 Due From Affiliates, net (10.8) 25-30% 33.8% $3.55 Due from Third Party Hotel Managers 17.4 Market Value of Ashford, Inc. Investment(2) 53.1 CASH TO EQUITY MKT CAP CURRENT CASH TO NWC / SHARE Total Current Assets $594.4 TARGET EQUITY MKT CAP(2) Accounts Payable, net & Accrued Expenses $144.1 Dividends Payable 26.8 Total Current Liabilities $171.0 BENEFITS Net Working Capital $423.5 One Ocean Ability to execute opportunistic Jacksonville, FL investments Hedge against economic uncertainty (1) As of March 31, 2018; except as footnoted, in millions (2) At market value as of April 30, 2018 13

Non-Recourse Debt Total Enterprise Value Stock Price(1) $6.88 100% 100% 0% (2) Fully Diluted Shares Outstanding 119.2 PROPERTY LEVEL, NON-RECOURSE DEBT CORPORATE LEVEL DEBT Equity Value $820.4 MORTGAGE DEBT Plus: Preferred Equity(2) 564.7 Plus: Debt(2) 3,737.1 Total Market Capitalization $5,122.1 Less: Net Working Capital(2),(3) (423.5) BENEFITS Total Enterprise Value $4,698.7 The Churchill Churchill Washington, D.C. Non-recourse debt Maximizes flexibility Washington D.C. lowers risk profile of in all economic the platform environments High lender interest in Long-standing lender our high quality hotel relationships assets (1) As of April 30, 2018 (2) As of March 31, 2018 (3) Includes Investment in Ashford Inc. at market value as of April 30, 2018 14

Value Enhancement through Refinancing

Boston Back Bay – Oct 2017

4.38% → L+2.00%

Old Interest Rate | New Interest Rate

~$2.8 million in annual debt service savings over prior loan terms

17-Pack – Oct 2017

L+5.52% → L+3.00%

Old Interest Rate | New Interest Rate

~$9.8 million in annual debt service savings over prior loan terms

8-Hotel Portfolio – Jan 2018

L+4.95% → L+2.92%

Old Interest Rate | New Interest Rate

~$6.8 million in annual debt service savings over prior loan terms

22-Pack – Apr 2018

L+4.39% → L+3.20%

Old Interest Rate | New Interest Rate

~$11.0 million in annual debt service savings over prior loan terms

Strategic Rationale

Extend maturity

Greater flexibility

Interest expense savings


W Atlanta Downtown
Atlanta, GA

ASHFORD
HOSPITALITY TRUST

15

Debt Maturity(1),(2) 2018 NO DEBT MATURITIES 5.8% TOTAL PORTFOLIO WEIGHTED AVERAGE INTEREST RATE $2,500 Debt Yield: Debt Yield: Debt Yield: Debt Yield: 13.1% 10.7% 14.9% 11.5% $2,000 $1,500 $1,807.0 $1,000 (In millions $) (In millions $500 $726.7 $533.0 $333.9 $251.9 $0 $5.3 $94.8 2018 2019 2020 2021 2022 Thereafter Fixed-Rate Floating-Rate (1) As of March 31, 2018 assumes extension options are exercised (2) Pro forma for April 2018 refinance of 22-hotel portfolio 16 Note: All debt yield statistics are based on EBITDA to principal

High Insider Ownership Most highly aligned management team among the #1 lodging REIT sector $145M Total Dollar Value of Insider Ownership(1),(2),(3) 20% 17.7% 18% 16% 14.5% 14% 12% 10% 8% 7.6% 6.1% 6% 3.6% 4% 3.2% 2.5% 2.3% 2.0% 1.7% 1.6% 2% 1.1% 0.8% 0.5% 0.4% 0.3% 0% (1),(2) (1),(2) AHT BHR HT APLE CLDT REIT CHSP RLJ PEB INN HST DRH SHO XHR LHO PK Avg REIT industry average includes: AHP, HT, APLE, CLDT, CHSP, RLJ, PEB, INN, HST, DRH, SHO, XHR, LHO, PK REIT Source: Latest proxy. (1) As of May 1, 2018 (2) Includes direct interests and interests of related parties 17 (3) Assumed stock price as of April 30, 2018

Attractive Dividend Yield Highest dividend yield in the industry(1) 8.5% 7.5% 7.0% 6.9% 6.7% 6.5% 6.4% 6.2% 6.1% 6.0% 6.0% 5.6% 5.4% 5.5% 5.3% 5.0% 4.7% 4.5% 4.5% 4.3% 4.1% 3.5% AHT CLDT APLE RLJ BHR LHO PK(2) HT REIT(3) CHSP XHR INN (2) SHO DRH PEB HST Avg Source: Company filings and market data (1) As of April 30, 2018 18 (2) Annualized based on most recent dividend announcement (3) Includes: BHR, APLE, CLDT, PK, LHO, CHSP, HT, RLJ, XHR, DRH, PEB, HST, INN, SHO

Value Creation Through Active Asset Management W ATLANTA DOWNTOWN W MINNEAPOLIS FOSHAY LE MERIDIEN MINNEAPOLIS Flow-Thru: 157% EBITDA Flow-Thru: 115% EBITDA Flow-Thru: 84% First full year of ownership(1) First full year of ownership(1) First full year of ownership(1)  Ashford management creates value in PORTFOLIO HOTEL EBITDA FLOW-THROUGH both brand and non-brand managed 60% 49.8% 50.5% 50% assets 41.9% 40% 36.9%  Hotel EBITDA flow-through has 31.5% outperformed the peer average 30% 20% 10% 0% -1.3% -10% 2017 3-Yr Avg 5-Yr Avg (2) AHT Peer Avg (1) FY2016 (2) Peers include DRH, HST, INN, LHO, CHSP, HT, SHO, RLJ, and PEB 19

Case Study – Aggressive Asset Management Hotel Overview W Atlanta – Atlanta, GA  237 keys, 9,000 sq. ft. of meeting space  Close proximity to the downtown and midtown demand generators: Centennial Olympic Park, the Atlanta Aquarium, and Mercedes Benz Stadium Implemented Strategies  Replaced unprofitable restaurant manager and re-positioned restaurant  New management of the on-premise digital billboard  Renegotiated valet parking agreement  Eliminated operational loss at Bliss Spa through restructuring  First full year of ownership EBITDA flow- thru of 157%, and EBITDA growth of 27% 20

Case Study – Conversion to Remington Managed Hotel Overview Marriott Fremont – Fremont, CA  357 keys, 15,000 sq. ft. of meeting space  Ideally located off Interstate 880 at the gateway to Silicon Valley.  Announced forward cap rate and EBITDA multiple of 8.1% and 10.0x, respectively  Current cap rate and EBITDA multiple of 15.7% and 5.7x, respectively (1)  Acquired for $50 million and Oct 2016 refi had allocated loan amount of $61 million Implemented Strategies  Increased club room premium pricing  Increased corporate group room nights to 25% mid-week to ensure sell-outs and push rate  Aggressively priced preferred rooms rates 25%-30% YOY  From TTM Pre-Takeover to TTM Post- Takeover  Revenue increased 15.7%  RevPAR increased 21.8%  GOP margin increased 1,116 bps  EBITDA margin increased 916 bps (1) As of December 31, 2017 21

Asset Management Initiatives – Recently Completed Le Meridien Minneapolis: Guestroom renovation completed. Public spaces are underway currently. Courtyard Denver Airport: Guestroom renovation, including shower conversions, completed. Renaissance Palm Springs: Guestroom, restaurant, meeting space and public area renovations completed. Hilton Garden Inn BWI Airport: Renewed franchise agreement, adding 15 years to term. Marriott Research Triangle: Guestroom and corridor renovation, including shower conversions, completed. Lobby renovation to follow in Q1 2019. Courtyard Crystal City: Guestroom renovations and public area carpet completed, including bath to shower conversions in King rooms. Hilton Fort Worth and Hilton Parsippany: Negotiated Ruth’s Chris Restaurant lease extensions for both hotels. Marriott Bridgewater: Converted 30 King rooms to double/double rooms to capture more group business. Also increased premium room type to 44% of inventory to drive ADR. Embassy Suites Santa Clara: Guestroom renovation completed. Fitness center and retail market installation scheduled. Note: list is representative of recently completed initiatives, but does not include all assets 22

Asset Management Initiatives – Upcoming Renaissance Nashville: Partnered with developer on the adjacent $430 million Fifth & Broadway mixed use development which will provide hotel with upgraded meeting space. Extensive lobby and restaurant renovation is underway to include a signature retail market. W Hotel Atlanta Downtown: Engaged a restaurant consultant for re-concepting of the space; design and construction documents being prepared. Ritz-Carlton Atlanta Downtown: Extensive guestroom/corridor renovation, including shower conversions is underway; also includes expansion of Ritz-Carlton Club Lounge. Westin Princeton: Undergoing a guestroom renovation. Hyatt Regency Coral Gables: Guestroom renovation planned for Q3 2018. Embassy Suites Philadelphia Airport: Commenced guestroom renovation. Embassy Suites Orlando Airport: Guestrooms completed, with extensive atrium, restaurant, and public space underway including implementation of a corner pantry. Hotel Indigo Atlanta Midtown: Guestroom renovation scheduled for Q3 2018. W Hotel Minneapolis: Guestroom concept room completed and presented to Marriott. Embassy Suites Crystal City: Guestroom renovation planning completed, scheduled to commence in Q4 2018. Sheraton Anchorage: Guestroom and lobby renovation is underway. Note: list is representative of upcoming or undergoing capital expenditures, but does not include all assets 23

Valuation Opportunity VALUATION OPPORTUNITY 150 1.9x 6.3x Discount to Discount to Discount to average peer average peer average peer trading cap trading EBITDA trading AFFO rate (bps) multiple multiple Opportunity to capture significant valuation upside relative to peers Sheraton Anchorage, AK TEV / 2018E EBITDA MULTIPLE(1),(2) PRICE / 2018E AFFO / SHARE MULTIPLE(1),(2) TTM CAP RATE(1) 15.0x 15.0x 9.0% 14.6x 13.8x 13.9x 14.5x 8.6% 14.5x 14.1x 13.0x 12.4x 8.5% 8.3% 14.0x 11.7x 11.2x 13.5x 10.9x 13.1x 11.0x 8.0% 12.8x 12.9x 10.0x 10.2x 7.8% 13.0x 9.1x 7.5% 12.5x 8.7x 12.0x 12.0x 9.0x 7.5% 7.3% 12.0x 7.1% 7.1% 11.6x 11.6x 7.0% 11.5x 7.0x 7.0% 11.0x 11.0x 4.8x 6.5% 6.4% 10.5x 5.0x 6.3% 6.2% 10.0x AHT RLJ DRH CLDT HST INN Peer SHO CHSP HT LHO 3.0x 6.0% Avg AHT RLJ HT CLDT INN DRH Peer HST CHSP SHO LHO AHT RLJ DRH CLDT INN SHO Peer LHO CHSP HT HST Avg Avg (1) Balance sheet data as of December 31, 2017; stock price as of April 30, 2018 24 (2) Based on consensus estimates

Key Takeaways Opportunistic platform focused on upper upscale, full-service hotels Valuation Disciplined capital Hilton, Embassy Suites, Parsippany, NJ opportunity management Walnut Creek, CA Value added Targets debt levels asset of 55-60% net management debt/gross assets Targets cash level Attractive Le Pavillon of 25-30% of total dividend yield New Orleans, LA equity market cap Highest insider ownership Ritz-Carlton, Atlanta, GA 25

May 2018